UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

Avalon Acquisition Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40872	85-3451075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Embarcadero Center, 8th Floor

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 423-0010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share and three-fourths one redeemable warrant	AVACU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	AVAC	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per whole share	AVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on September 21, 2022, Avalon Acquisition Inc. (“Avalon”) entered into a definitive business combination agreement (as amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Avalon, The Beneficient Company Group, L.P., a Delaware limited partnership (“BCG,” and as converted to a Nevada corporation, “Beneficient”), Beneficient Merger Sub I, Inc., a Delaware corporation and subsidiary of BCG, and Beneficient Merger Sub II, LLC, a Delaware limited liability company and subsidiary of BCG. Pursuant to the Business Combination Agreement, the parties have agreed to consummate certain transactions (collectively, the “Business Combination”), subject to the terms and conditions of the Business Combination Agreement.

On June 6, 2023, BCG entered into a Prepaid Forward Purchase Agreement, by and between BCG and RiverNorth SPAC Arbitrage Fund, L.P. (the “Purchaser”), pursuant to which the Purchaser has agreed to, among other things, effect certain purchases of shares of Avalon Class A common stock (“Avalon Class A Common Stock”) that would have been redeemed in connection with the special meeting of Avalon’s stockholders (the “Special Meeting”) to approve the transactions contemplated Business Combination Agreement (the “Forward Purchase Agreement”).

Pursuant to the Forward Purchase Agreement, Purchaser has agreed to purchase shares of Avalon Class A Common Stock (the “AVAC FPA Shares”) at a purchase price per share of $10.57 (for aggregate consideration of $25,000,000). The AVAC FPA Shares will not be redeemed in connection with the Special Meeting and will convert into shares of Class A Common Stock, par value $0.001 per share, of Beneficient (“Beneficient Class A Common Stock”) and Series A Convertible Preferred Stock, par value $0.001 per share, of Beneficient (“Beneficient Series A Preferred Stock”) upon consummation of the Business Combination. The Series A Preferred Stock will convert in accordance with its terms to shares of Beneficient Class A Common Stock, and Purchaser will hold an aggregate of 2,956,480 shares of Beneficient Class A Common Stock following such conversion in respect of the AVAC FPA Shares (such shares of Beneficient Class A Common Stock, the “FPA Shares”).

The $25,000,000 in proceeds (the “Disbursed Amount”) in respect of the FPA Shares will be disbursed from the Avalon trust account following the consummation of the Business Combination. $5,000,000 of the Disbursed Amount will be disbursed to Beneficient, with the remaining $20,000,000 (the “Reserve Amount”) to be disbursed to Purchaser to be held by Purchaser until the Maturity Date (as defined below) or until its earlier release per the terms of the Forward Purchase Agreement.

The Forward Purchase Agreement provides for two categories of FPA Shares:(i) 1,064,333 FPA Shares shall be categorized as “Purchased Shares” (the “Purchased Shares”) and (ii) the remaining 1,892,147 FPA Shares shall be categorized as “Prepaid Forward Shares” (the “Prepaid Forward Shares”). If by the 10th anniversary of the close of the Business Combination, Purchaser has received less than $5,000,000, in gross proceeds from, and Purchaser has used good faith efforts to sell, the Purchased Shares, Beneficient has agreed to cause Beneficient Company Holdings, L.P. (“BCH”) to issue Purchaser an amount of BCH Preferred Series A-0 Units (or such other senior most preferred security of Beneficient) as consideration for any shortfall amounts less than $5,000,000 from the sale of the Purchased Shares. Purchaser has agreed for the first six months following the Business Combination not to sell any Purchased Shares below $5.00 per share or to sell more than 10% of the daily trading volume of the Beneficient Class A Common Stock if the volume weighted average price of the Beneficient Class A Common Stock is between $5.00 and $8.00 for any such trading day.

For a period of two years following the closing of the Business Combination (the date on which such two-year period ends, the “Maturity Date”), Purchaser may sell the Prepaid Forward Shares at a price not lower than $10.57 per share. Upon consummation of any sales of Prepaid Forward Shares, Purchaser must remit $10.57 per share from the Reserve Amount to Beneficient. At the Maturity Date, any remaining Reserve Amounts shall be retained by the Purchaser and any unsold Prepaid Forward Shares shall be remitted to Beneficient.

Additional Information and Where to Find It

In connection with the Business Combination with Avalon, BCG filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) on December 9, 2022, as amended (the “Form S-4”), which included a prospectus of Beneficient and a proxy statement of Avalon. On May 12, 2023, the Form S-4 was declared effective by the SEC, and Avalon filed a definitive proxy statement (the “Proxy Statement”) in connection with the Business Combination. A full description of the terms of the Business Combination are included in the Proxy Statement. This communication is not intended to be, and is not, a substitute for the proxy statement/prospectus or any other document Avalon or BCG has filed or may file with the SEC in connection with the proposed Business Combination. Each of BCG and Avalon urge its investors, stockholders and other interested persons to read the Proxy Statement (and any amendments thereto) as well as other documents filed with the SEC because these documents may contain important information about BCG, Avalon and the Business Combination. The Proxy Statement was mailed to stockholders of Avalon as of May 10, 2023, the record date established for voting on the Business Combination. Before making any voting or investment decision, investors, and stockholders of Avalon are urged to carefully read the entire Proxy Statement, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Business Combination. Avalon stockholders and other interested persons are able to obtain a copy of the Proxy Statement, and other documents filed with the SEC, without charge, by directing a request to: Avalon Acquisition Inc., Two Embarcadero, Floor 8, San Francisco, CA, 94111, (415) 423-0010 or on the SEC’s website at www.sec.gov.

Participants in the Solicitation

BCG and Avalon, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Avalon’s stockholders in respect of the Business Combination. Avalon’s stockholders and other interested persons may obtain more detailed information about the names and interests of the directors and officers of BCG and Avalon in the Business Combination set forth in Avalon’s or BCG’s filings with the SEC, including, the Form S-4 and the Proxy Statement (and any amendments thereto) and other documents filed with the SEC. These documents can be obtained free of charge from the sources specified above and at the SEC’s web site at www.sec.gov.

This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or investment decision, investors and security holders are urged to read the Proxy Statement (and any amendments thereto) and all other relevant documents filed or that may be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about the Business Combination.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this communication are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the Business Combination and related matters, as well as all other statements other than statements of historical fact included in this communication are forward-looking statements. When used in this communication, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to Avalon and Beneficient their respective management teams, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, Avalon and Beneficient’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Avalon and Beneficient’s filings with the SEC. All subsequent forward-looking statements attributable to Avalon, Beneficient or persons acting on their behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Avalon and Beneficient, including those set forth in the Risk Factors section of Avalon’s registration statement and prospectus for Avalon’s initial public offering filed with the SEC and the Proxy Statement (and any amendments thereto). Avalon and Beneficient undertake no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

No Offer or Solicitation

This communication will not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This communication will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON ACQUISITION INC.

	By:	/s/ S. Craig Cognetti
Name: S. Craig Cognetti
Title: Chief Executive Officer

Dated: June 6, 2023